Execution Version

FOURTEENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This FOURTEENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made and entered into as of May 11, 2017 (the “Amendment Closing Date”) by and among Bacterin International, Inc., a Nevada corporation (the “Borrower”), ROS acquisition offshore lp, a Cayman Islands Exempted Limited Partnership (“ROS”), ORBIMED ROYALTY OPPORTUNITIES II, LP, a Delaware limited partnership (“Royalty Opportunities”), and, in their capacity as Guarantors under the Credit Agreement (as defined below), XTANT MEDICAL HOLDINGS, INC., a Delaware corporation (“Holdings”), X-SPINE SYSTEMS, INC., an Ohio corporation (“X-Spine” or the “Additional Delayed Draw Borrower”) and XTANT MEDICAL, INC., a Delaware corporation (“Xtant” and, along with Holdings and X-Spine, collectively, the “Guarantors”).

WHEREAS, the Borrower, ROS and Royalty Opportunities are party to that certain Amended and Restated Credit Agreement, dated as of July 27, 2015, as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of March 31, 2016, that certain Second Amendment to Amended and Restated Credit Agreement, dated as of May 25, 2016, that certain Third Amendment to Amended and Restated Credit Agreement, dated as of June 30, 2016, that certain Fourth Amendment to Amended and Restated Credit Agreement, dated as of July 29, 2016, that certain Fifth Amendment to the Amended and Restated Credit Agreement, dated as of August 12, 2016, that certain Sixth Amendment to the Amended and Restated Credit Agreement, dated as of September 27, 2016, that certain Seventh Amendment to the Amended and Restated Credit Agreement, dated as of December 31, 2016, that certain Eighth Amendment to Amended and Restated Credit Agreement, dated as of January 13, 2017, that certain Ninth Amendment to Amended and Restated Credit Agreement, dated as of January 31, 2017, that certain Tenth Amendment to Amended and Restated Credit Agreement, dated as of February 14, 2017, that certain Eleventh Amendment to Amended and Restated Credit Agreement, dated as of February 28, 2017, that certain Twelfth Amendment and Waiver to Amended and Restated Credit Agreement, dated as of March 31, 2017, and that certain Thirteenth Amendment to Amended and Restated Credit Agreement, dated as of April 30, 2017 (the “Credit Agreement”), pursuant to which (i) ROS and Royalty Opportunities, as Lenders under the Credit Agreement, have extended credit to the Borrower on the terms set forth therein and (ii) each Lender has appointed ROS as the administrative agent (the “Administrative Agent”) for the Lenders;

WHEREAS, the Guarantors and the Administrative Agent entered into an Amended and Restated Guarantee, dated as of July 31, 2015 and supplemented on September 11, 2015, pursuant to which the Guarantors have agreed to guarantee the Obligations of the Borrower under the Credit Agreement;

WHEREAS, pursuant to Section 11.1 of the Credit Agreement, the Credit Agreement may be amended by an instrument in writing signed by each of the Borrower and the Administrative Agent (acting on behalf of the Lenders);

WHEREAS, the Borrower and the Lenders desire to amend certain provisions of the Credit Agreement as provided in this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                  Definitions; Loan Document. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

2.                  Amendments.

(a)               Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in alphabetical order:

“Additional Delayed Draw Borrower” means X-Spine Systems, Inc., an Ohio corporation.

“Additional Delayed Draw Closing Date” means the date of the making of each Additional Delayed Draw Loan hereunder.

“Additional Delayed Draw Commitment Amount” means $15,000,000, in the aggregate for all Lenders, allocated $9,574,950 to ROS and $5,425,050 to Royalty Opportunities.

“Additional Delayed Draw Loan” is defined in Section 2.6.

“Closing Budget” means the initial 13-week cash flow budget provided by the Borrower to the Administrative Agent in conjunction with the closing of the Fourteenth Amendment hereto.

“Weekly Budget” is defined in Section 7.1(n).

(b)               The following definitions in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety as follows:

“Commitment” means (i) the Initial Commitment Amount, (ii) the Tranche A Commitment and (iii) the Additional Delayed Draw Commitment Amount.

“Loans” means (i) the Continuing Loans, (ii) the New Loans, (iii) the Tranche A Loan and (iv) the Additional Delayed Draw Loans.

(c)               Article II of the Credit Agreement is hereby amended by adding the following as a new Section 2.6:

Section 2.6 Additional Delayed Draw Loans.

(a)       On the terms and subject to the conditions of this Agreement, each Lender may, in its sole discretion, make term loans (each, an “Additional Delayed Draw Loan” and collectively the “Additional Delayed Draw Loans”) to the Additional Delayed Draw Borrower on each Additional Delayed Draw Closing Date in an amount determined by each Lender (but in no event shall the aggregate amount of all such Additional Delayed Draw Loans exceed the Additional Delayed Draw Commitment Amount).

(b)       The Additional Delayed Draw Borrower may irrevocably request that an Additional Delayed Draw Loan be made by delivering to the Administrative Agent a Loan Request on or before 1:00 p.m. Eastern Time on a day that is at least two Business Days prior to each Additional Delayed Draw Closing Date (or such other time as may be agreed by the Administrative Agent), which Loan Request shall specify the amount of Additional Delayed Draw Loans requested by the Additional Delayed Draw Borrower. Unless otherwise agreed by the Administrative Agent, such Loan Request shall be made in accordance with the most recent Weekly Budget (or the Closing Budget, if such Additional Delayed Draw Loan is made prior to the delivery of the first Weekly Budget).

(c)       The Lenders may, in their sole collective discretion, on each Additional Delayed Draw Closing Date and subject to the terms and conditions hereof, make the Additional Delayed Draw Loan in the amount determined by the Lenders (and pro rata in accordance to their share of the Additional Delayed Draw Commitment Amount), but not greater than the amount requested in the applicable Loan Request, available to the Additional Delayed Draw Borrower, as applicable, by wire transfer to the account the Additional Delayed Draw Borrower, as applicable, shall have specified in the applicable Loan Request.

(d)       The Additional Delayed Draw Borrower shall become a “Borrower” under this Agreement and each other Loan Document with the same force and effect as if originally named as a Borrower therein, and each reference to the “Borrower” under this Agreement and each other Loan Document shall also be a reference to the Additional Delayed Draw Borrower.

(d)               Section 3.6 of the Credit Agreement is hereby amended by deleting the last sentence from such Section 3.6 in its entirety and inserting the following as the last sentence thereof:

“Notwithstanding the foregoing, interest accrued on the Loans for the Fiscal Quarters ended on December 31, 2016 and March 31, 2017 and otherwise required to be paid in cash on January 2, 2017 and March 31, 2017, respectively, shall instead be required to be paid in cash on June 30, 2017, plus interest accrued on such interest from January 2, 2017 and March 31, 2017, as applicable, to the date of payment thereof at a rate equal to the Applicable Margin plus the higher of (i) the LIBO Rate for the Fiscal Quarter ended on December 31, 2016 or the Fiscal Quarter ended on March 31, 2017, as applicable, and (ii) 1.00%.”

(e)               Article V of the Credit Agreement is hereby amended by adding the following as a new Section 5.2:

Section 5.2 Conditions to Additional Delayed Draw Loans. The making of each Additional Delayed Draw Loan by the Lenders shall be in the sole and absolute discretion of the Lenders, collectively, and subject to the satisfaction (or waiver in writing by each Lender) of each of the following conditions precedent and such other conditions as each Lender may require in its sole and absolute discretion:

(a)       The Administrative Agent shall have received a Closing Certificate, dated as of each Additional Delayed Draw Closing Date, as the case may be, and duly executed and delivered by the Chief Restructuring Officer of Holdings as well as by the Additional Delayed Draw Borrower, the Borrower and the Guarantors, in which certificate such parties shall agree and acknowledge that the statements made therein shall be deemed to be true and correct representations and warranties of such parties as of such date, and, at the time such certificate is delivered, such statements shall in fact be true and correct, and such statements shall include that (i) the representations and warranties set forth in each Loan Document shall, in each case, be true and correct in all respects (in the case of any representation or warranty qualified by materiality or Material Adverse Effect) or in all material respects (in the case of any representation or warranty not qualified by materiality or Material Adverse Effect), before and after giving effect to the making of the Additional Delayed Draw Loan and to the application of the proceeds thereof, as though made on and as of the date hereof, (ii) no Default shall have then occurred and be continuing, or would result from the Loan to be advanced on the Additional Delayed Draw Closing Date, as the case may be, and (iii) all of the conditions set forth in this Section 5.2 have been satisfied. All documents and agreements required to be appended to the Closing Certificate, if any, shall be in form and substance satisfactory to each Lender in its sole and absolute discretion, shall have been executed and delivered by the requisite parties, and shall be in full force and effect.

(b)       Holdings, the Additional Delayed Draw Borrower, the Borrower and the Guarantors shall have delivered to the Administrative Agent the Weekly Budget (or the Closing Budget, if such Additional Delayed Draw Loan is made prior to the delivery of the first Weekly Budget); it being understood that the Lenders will not make an Additional Delayed Draw Loan to the Additional Delayed Draw Borrower if such Weekly Budget (or Closing Budget) shows a projected cash balance for the upcoming two-week period of $500,000 or greater.

(c)       All documents executed or submitted pursuant hereto by or on behalf of Holdings, the Borrower, the Additional Delayed Draw Borrower or any Subsidiary shall be satisfactory in form and substance to the Administrative Agent and its counsel, and the Administrative Agent and its counsel shall have received all information, approvals, resolutions, opinions, documents or instruments as the Administrative Agent or its counsel may reasonably request.

(f)                Section 7.1 is hereby amended by (i) deleting “and” at the end of Section 7.1(l), (ii) replacing the period at the end of Section 7.1(m) with “; and” and (iii) adding the following as new Section 7.1(n):

(n)       by 1:00 p.m. Eastern Time on each Wednesday, commencing on May 10, 2017, a weekly budget, in form and substance satisfactory to each Lender in its sole discretion (the “Weekly Budget”), including (i) a cash flow projection for the following 13 weeks (inclusive of the current week), (ii) the prior week’s financial performance, including as compared to the projection of such week’s financial performance included in the Closing Budget and most recent Weekly Budget delivered pursuant hereto, (iii) the prior week’s sales results, including as compared to the sales results in the prior Fiscal Quarter and the prior year; (iv) a borrowing base certificate, in substantially the same form as the borrowing base certificates delivered under the SVB Loan Agreement, including summary accounts receivable and accounts payable agings and inventory certificates, and (v) any additional supporting documentation that may be requested by each Lender in its sole and absolute discretion.

3.                  Conditions to Effectiveness of Amendment. This Amendment shall become effective upon the satisfaction (or waiver in writing by each Lender) of each of the following conditions precedent:

(a)               receipt by the Borrower, the Additional Delayed Draw Borrower, the Guarantors, the Administrative Agent and the Lenders of a counterpart signature of the others to this Amendment duly executed and delivered by each of the Borrower, the Additional Delayed Draw Borrower, the Guarantors, the Administrative Agent and the Lenders;

(b)               the hiring by Holdings of a Chief Restructuring Officer acceptable to each Lender in its sole and absolute discretion (the “CRO”), reporting directly to the special restructuring committee of the board of directors of Holdings, to (i) oversee all aspects of daily and weekly cash flows, including both receivables and payables management (ii) be granted sole approval rights over all cash disbursements and (iii) develop and ensure compliance with the Weekly Budget;

(c)               receipt by the Administrative Agent of the Closing Budget in a form acceptable to the Lenders, collectively, in their sole and absolute discretion;

(d)               receipt by the Administrative Agent of all notices, certificates, and other documentation provided by the Borrower or any of its Affiliates, or any of its or their officers or directors, to Silicon Valley Bank pursuant to the SVB Loan Agreement since April 1, 2017, including any borrowing base certificates, summary accounts receivable and accounts payable agings, and inventory certificates;

(e)               receipt by the Administrative Agent of a payoff letter from Silicon Valley Bank, in form and substance satisfactory to each Lender in its sole and absolute discretion;

(f)                receipt by the Administrative Agent of a Secretary’s Certificate, with respect to the Borrower, the Additional Delayed Draw Borrower and the Guarantors, in substantially the form delivered on the Restatement Date, in each case attaching resolutions of each such Person’s Board of Directors (or other managing body, in the case of other than a corporation) then in full force and effect authorizing the execution, delivery and performance of this Amendment and the transactions contemplated hereby;

(g)               receipt by the Administrative Agent of a copy of a good standing certificate for each of the Borrower, the Additional Delayed Draw Borrower and the Guarantors, dated within 30 days of the date hereof, from the jurisdiction of formation for each such Person; and

(h)               receipt by the Administration Agent of an opinion of counsel to the Borrower, the Additional Delayed Draw Borrower and the Guarantors, in form and substance reasonably satisfactory to the Lenders in their sole discretion.

4.                  Joinder of Additional Delayed Draw Borrower. By executing and delivering this Amendment, the Additional Delayed Draw Borrower hereby agrees to become a “Borrower” under the Credit Agreement and each other Loan Document with the same force and effect as if originally named as a Borrower therein and agrees to be bound by all the terms and conditions therein.

5.                  Expenses. The Borrower agrees to pay on demand all expenses of the Administrative Agent (including, without limitation, the fees and out-of-pocket expenses of Covington & Burling LLP, counsel to the Administrative Agent) incurred in connection with the Administrative Agent’s review, consideration and evaluation of this Amendment, including the rights and remedies available to it in connection therewith, and the negotiation, preparation, execution and delivery of this Amendment.

6.                  Representations and Warranties. The Borrower, the Additional Delayed Draw Borrower and the Guarantors represent and warrant to each Lender as follows:

(a)               After giving effect to this Amendment, the representations and warranties of the Borrower, the Additional Delayed Draw Borrower and the Guarantors contained in the Credit Agreement or any other Loan Document shall, (i) with respect to representations and warranties that contain a materiality qualification, be true and correct in all respects on and as of the date hereof, and (ii) with respect to representations and warranties that do not contain a materiality qualification, be true and correct in all material respects on and as of the date hereof, and except that the representations and warranties limited by their terms to a specific date shall be true and correct as of such date.

(b)               Before and after giving effect to this Amendment, no Default or Event of Default under the Credit Agreement has occurred or will occur or be continuing.

(c)               (i) Each of the Borrower, the Additional Delayed Draw Borrower and the Guarantors has taken all necessary action to authorize the execution, delivery and performance of this Amendment; (ii) this Amendment has been duly executed and delivered by each such Person and constitutes each such Person’ legal, valid and binding obligation, enforceable in accordance with its terms (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by principles of equity), and (iii) no authorization or other action by, and no notice to or filing with, any Governmental Authority or other Person is required for the due execution, delivery or performance by any such Person of this Amendment.

7.                  No Implied Amendment or Waiver. Except as expressly set forth in this Amendment, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Administrative Agent or the Lenders under the Credit Agreement or the other Loan Documents, or alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Credit Agreement or the other Loan Documents, all of which shall continue in full force and effect. Nothing in this Amendment shall be construed to imply any willingness on the part of the Administrative Agent or the Lenders to agree to or grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents.

8.                  Reaffirmation of Security Interests. The the Borrower, the Additional Delayed Draw Borrower and the Guarantors each individually (i) affirms that each of the security interests and liens granted in or pursuant to the Loan Documents are valid and subsisting and (ii) agrees that this Amendment and the amended and restated Note shall in no manner impair or otherwise adversely affect any of the security interests and liens granted in or pursuant to the Loan Documents.

9.                  Reaffirmation of Guarantee. Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantor’s obligations under the Loan Documents.

10.              Waiver and Release. TO INDUCE THE ADMINISTRATIVE AGENT, ACTING ON BEHALF OF THE LENDERS, TO AGREE TO THE TERMS OF THIS AMENDMENT, THE BORROWER, THE ADDITIONAL DELAYED DRAW BORROWER AND THE GUARANTORS AND THEIR AFFILIATES (COLLECTIVELY, THE RELEASING PARTIES”) REPRESENT AND WARRANT THAT AS OF THE DATE HEREOF THERE ARE NO CLAIMS OR OFFSETS AGAINST OR RIGHTS OF RECOUPMENT WITH RESPECT TO OR DEFENSES OR COUNTERCLAIMS TO THEIR OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH THEY:

(a)               WAIVE ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE HEREOF; AND

(b)               FOREVER RELEASE, RELIEVE, AND DISCHARGE THE ADMINISTRATIVE AGENT, THE LENDERS, THEIR OFFICERS, DIRECTORS, SHAREHOLDERS, MEMBERS, PARTNERS, PREDECESSORS, SUCCESSORS, ASSIGNS, ATTORNEYS, ACCOUNTANTS, AGENTS, EMPLOYEES, AND REPRESENTATIVES (COLLECTIVELY, THE “RELEASED PARTIES”), AND EACH OF THEM, FROM ANY AND ALL CLAIMS, LIABILITIES, DEMANDS, CAUSES OF ACTION, DEBTS, OBLIGATIONS, PROMISES, ACTS, AGREEMENTS, AND DAMAGES, OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, CONTINGENT OR FIXED, LIQUIDATED OR UNLIQUIDATED, MATURED OR UNMATURED, WHETHER AT LAW OR IN EQUITY, WHICH THE RELEASING PARTIES EVER HAD, NOW HAVE, OR MAY, SHALL, OR CAN HEREAFTER HAVE, DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY BASED UPON, CONNECTED WITH, OR RELATED TO MATTERS, THINGS, ACTS, CONDUCT, AND/OR OMISSIONS AT ANY TIME FROM THE BEGINNING OF THE WORLD THROUGH AND INCLUDING THE DATE HEREOF, INCLUDING WITHOUT LIMITATION ANY AND ALL CLAIMS AGAINST THE RELEASED PARTIES ARISING UNDER OR RELATED TO THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

(c)               IN CONNECTION WITH THE RELEASE CONTAINED HEREIN, THE RELEASING PARTIES ACKNOWLEDGE THAT THEY ARE AWARE THAT THEY MAY HEREAFTER DISCOVER CLAIMS PRESENTLY UNKNOWN OR UNSUSPECTED, OR FACTS IN ADDITION TO OR DIFFERENT FROM THOSE WHICH THEY KNOW OR BELIEVE TO BE TRUE, WITH RESPECT TO THE MATTERS RELEASED HEREIN. NEVERTHELESS, IT IS THE INTENTION OF THE RELEASING PARTIES, THROUGH THIS AGREEMENT AND WITH ADVICE OF COUNSEL, FULLY, FINALLY, AND FOREVER TO RELEASE ALL SUCH MATTERS, AND ALL CLAIMS RELATED THERETO, WHICH DO NOW EXIST, OR HERETOFORE HAVE EXISTED. IN FURTHERANCE OF SUCH INTENTION, THE RELEASES HEREIN GIVEN SHALL BE AND REMAIN IN EFFECT AS A FULL AND COMPLETE RELEASE OR WITHDRAWAL OF SUCH MATTERS NOTWITHSTANDING THE DISCOVERY OR EXISTENCE OF ANY SUCH ADDITIONAL OR DIFFERENT CLAIMS OR FACTS RELATED THERETO.

(d)               THE RELEASING PARTIES COVENANT AND AGREE NOT TO BRING ANY CLAIM, ACTION, SUIT, OR PROCEEDING AGAINST THE RELEASED PARTIES, DIRECTLY OR INDIRECTLY, REGARDING OR RELATED IN ANY MANNER TO THE MATTERS RELEASED HEREBY, AND FURTHER COVENANT AND AGREE THAT THIS AGREEMENT IS A BAR TO ANY SUCH CLAIM, ACTION, SUIT, OR PROCEEDING.

(e)               THE RELEASING PARTIES REPRESENT AND WARRANT TO THE RELEASED PARTIES THAT THEY HAVE NOT HERETOFORE ASSIGNED OR TRANSFERRED, OR PURPORTED TO ASSIGN OR TRANSFER, TO ANY PERSON OR ENTITY ANY CLAIMS OR OTHER MATTERS HEREIN RELEASED.

11.              Counterparts; Governing Law. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of such when so executed and delivered shall be an original, but all of such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by fax transmission or other electronic mail transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BACTERIN INTERNATIONAL, INC.,
as the Borrower

By: /s/ John Gandolfo
Name: John Gandolfo
Title: Secretary

XTANT MEDICAL HOLDINGS, INC.,
(fka: Bacterin International Holdings, Inc.)
as a Guarantor

By: /s/ John Gandolfo
Name: John Gandolfo
Title: Secretary

X-SPINE SYSTEMS, INC.,
as a Guarantor and the Additional Delayed Draw Borrower

By: /s/ John Gandolfo
Name: John Gandolfo
Title: Secretary

XTANT MEDICAL, INC.,
as a Guarantor

By: /s/ John Gandolfo
Name: John Gandolfo
Title: Secretary

Signature Page to Fourteenth Amendment to A&R Credit Agreement

ROS Acquisition Offshore LP, as a Lender and as the Administrative Agent

By OrbiMed Advisors LLC, solely in its
capacity as Investment Manager

By: /s/ W. Carter Neild
Name: W. Carter Neild
Title: Member

ORBIMED ROYALTY OPPORTUNITIES II, LP, as a Lender

By OrbiMed ROF II LLC,
its General Partner
By OrbiMed Advisors LLC,
its Managing Member

By: /s/ W. Carter Neild
Name: W. Carter Neild
Title: Member

Signature Page to Fourteenth Amendment to A&R Credit Agreement